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S&P 500 Index Fund                                                           Small Cap Index Fund
Institutional and Investor Classes                                     Institutional Class

International Equity Index Fund
Institutional Class

Supplement Dated July 29, 2010
To the Statement of Additional Information dated May 1, 2010

Disclosure of Portfolio Holdings

The first two paragraphs under “Disclosure of Portfolio Holdings” beginning on page 7 of the Statement of Additional Information are hereby replaced with the following:

DISCLOSURE OF PORTFOLIO HOLDINGS

As feeder funds in the Portfolios, the Funds do not invest directly in portfolio securities.  The Fund’s holdings consist of interests in the Portfolios.  Set forth below are the policies for disclosure of holdings of the Portfolios.

Disclosure by the Funds

The Funds publicly disclose portfolio holdings information for the Portfolios as follows:

1.
a complete list of holdings for each Portfolio on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2.
a complete list of holdings for each Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter; and

3.
ten largest holdings for the Portfolios as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter.

The Funds receive Portfolio holdings information from SSgA FM and BlackRock prior to the public disclosures listed above.  The Funds have ongoing arrangements with third party service providers that require access to this nonpublic holdings information to provide services necessary to the Funds’ operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information.  The service providers have a duty to keep the Portfolios’ nonpublic information confidential either through written contractual arrangements with the Manager or the Funds or by the nature of their role with respect to the Funds.  The Funds have determined that complete disclosure of nonpublic holdings information to the service providers fulfills a legitimate business purpose and is in the best interest of shareholders.  The Funds have an ongoing arrangement to provide Portfolio holdings information to the Funds’ independent registered public accounting firm, Ernst & Young LLP.  Ernst & Young has access to the complete list of holdings on an annual basis upon receipt from the Portfolios, typically around the 50th day after fiscal year-end.  The Funds make no other selective disclosure of Portfolio holdings information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE